                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
               (PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934)

Filed by the Registrant  |X|
Filed by a party other than the Registrant  |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)-2)
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|X|  Soliciting Material Pursuant to ss.240.14a-12

                             MERCATOR SOFTWARE, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required
|_|  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

|_|  Fee paid previously by written preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing party:
(4)  Date filed:

                                EXPLANATORY NOTE

         Mercator Software, Inc., a Delaware corporation ("Mercator"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission on March 17, 2003 in connection with the solicitation of proxies for electing the board of directors of Mercator at the 2003 annual meeting of Mercator's stockholders.

To:      All Mercator Employees

From:    Roy C. King

Re:      Proxy Contest

Date:    March 17, 2003

         I wanted to take this opportunity to explain the events that unfolded late on Friday. A small group of dissidents stated that it intends to solicit proxies in an attempt to take control of Mercator's board of directors by waging a "proxy contest" against our company.

         In the simplest terms, a proxy contest is like a political election. It is a contest between opposing sides to elect the persons they support to serve on a company's board of directors. Like all publicly-traded companies, Mercator holds an annual stockholders' meeting, at which the board of directors is elected. In connection with this election, Mercator sends to each of its stockholders a document known as a proxy statement. This document identifies the persons whom Mercator nominates for election as board members and solicits the "proxy" of Mercator's stockholders to vote their shares in support of this slate. Most often, directors run for their seats without opposition. A "proxy contest" occurs when a stockholder or group of stockholders nominates one or more directors to oppose those nominated by the company. That stockholder will then seek the "proxies" of Mercator's stockholders to vote in support of their nominees in opposition to the company's nominees, using their own separate proxy statement. The nominees who receive the votes of the most shares of stock will be elected as Mercator's directors.

         From what SSH has announced, its goal is to take control of Mercator without offering to purchase it or otherwise to further invest in Mercator.

         We are disappointed that a small group of stockholders whose interests clearly appear to be focused on short-term gain would seek to change the direction of Mercator at such a propitious moment. Mercator intends to continue to take all appropriate steps to protect the interests of all of its stockholders and maximize stockholder value. We are encouraged by the support we have already received from our employees and stockholders and are confident that the effort by SSH to gain control of our company will be rejected.

         We appreciate your continued dedication and support. Let's keep up the momentum that we gained in the fourth quarter by staying focused on our objectives and executing on our strategic plan. Thanks to you, our company is continuing to provide industry-leading products and services to our customers and business partners, as well as building value for our stockholders. We hope that this has answered some of your questions. We will continue to keep you informed.

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         Please note that below is some legal "jargon" and other information provided in order for us to comply with certain rules of the U.S. Securities and Exchange Commission (SEC).

IMPORTANT INFORMATION

         Mercator plans to file a proxy statement with the Securities and Exchange Commission relating to Mercator's solicitation of proxies from the stockholders of Mercator with respect to the Mercator 2003 annual meeting of stockholders. MERCATOR ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Mercator's proxy statement and other relevant documents will be available for free at www.sec.gov. You may also obtain a free copy of Mercator's definitive proxy statement, when it becomes available, by writing to Mercator at 45 Danbury Road, Wilton, CT 06897 or at www.mercator.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Mercator's stockholders is provided below and will be available in the soliciting materials on Schedule 14A to be filed by Mercator with the SEC.

FORWARD-LOOKING STATEMENTS

         Statements in this memo that are not purely historical are forward-looking statements, including statements regarding Mercator's beliefs, expectations, hopes or intentions regarding the future. Forward-looking statements in this release include, but are not limited to, statements regarding the growth of the enterprise application market; the demand for Mercator's application integration solutions; and the speed of deployment of new products, including the Mercator Inside Integrator suite of products and Industry-Ready Integration Solutions; and sometimes contain words such as "believe," "expect," "intend," "anticipate," "plan," and "estimate" or similar expressions. Actual outcomes and Mercator's actual results could differ materially from forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as changes in demand for application integration or e-business integration software and, in particular, the Mercator's Inside Integrator suite of products and Industry-Ready Integration Solutions; the ability of Mercator to manage its global operations; the ability of Mercator to develop and introduce new or enhanced products; the ability of Mercator to continue to add resellers and other distribution channels; the success of third parties in utilizing and marketing Mercator's products; the success of the vertical industries and platforms we target; Mercator's access to and success of third party products in which we embed our products or in which our products are embedded; Mercator's ability to raise financing; and seasonality in operating results. Readers should also refer to the risk disclosures outlined in Mercator's reports filed with the Securities and Exchange Commission. All forward-looking statements and reasons why results might differ included in this memo are made as of the date hereof based on information available to Mercator as of the date hereof. Mercator assumes no obligation to update any such forward-looking statement or reasons why results might differ.

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

INFORMATION REGARDING PARTICIPANTS

         This memo is not a proxy statement. Mercator and the directors and certain of the executive officers of Mercator may be deemed to be participants in the solicitation of proxies in respect of electing the board of directors of Mercator at the 2003 annual meeting of stockholders of Mercator. Those executive officers and directors of Mercator are: Roy C. King, Jill M. Donohoe, David L. Goret, Kenneth J. Hall, Mark W. Register, James P. Schadt, Constance F. Galley, Ernest E. Keet, Michael E. Lehman, Dennis G. Sisco and Mark C. Stevens.

         Those executive officers and directors have interests in the solicitation from their beneficial ownership of the common stock of Mercator. Additional information with respect to the beneficial ownership of those executive officers and directors of Mercator common stock is set forth immediately below:


Name                                                                                           Shares
----                                                                                           ------
Roy C. King, CHAIRMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR ...................   1,019,276
Jill M. Donohoe, SENIOR VICE PRESIDENT, GLOBAL ALLIANCES AND CORPORATE DEVELOPMENT........     201,557
David L. Goret, SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY......................      47,734
Kenneth J. Hall, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER..........     408,486
Mark W. Register, EXECUTIVE VICE PRESIDENT AND PRESIDENT, WORLDWIDE FIELD OPERATIONS......     234,706
James P. Schadt, VICE CHAIRMAN AND DIRECTOR...............................................     598,457
Constance F. Galley, DIRECTOR.............................................................     963,304
Ernest E. Keet, DIRECTOR..................................................................   1,666,867
Michael E. Lehman, DIRECTOR...............................................................      37,500
Dennis G. Sisco, DIRECTOR.................................................................     110,000
Mark C. Stevens, DIRECTOR.................................................................      60,000

         Mercator's directors also receive customary compensation from Mercator in exchange for their services as directors, and Mercator's change of control plan provides that, upon the occurrence of a change of control, all of the executive officers' unvested options will vest and that, upon the occurrence of certain events following a change in control of Mercator, they may be entitled to receive compensation and other payments.

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